EXHIBIT 10.20
                               netcruise.com, inc.
                               2401 Morris Avenue
                                 Union, NJ 07083
                                Tel: 908-810-8767
                                Fax: 908-810-8769

                             SUBSCRIPTION AGREEMENT

                                                               March 1, 2000

Joseph Perri
10 Whitwell Place
Staten Island, NY 10304

Dear Mr. Perri:

         This letter will constitute the agreement between netcruise.com, inc. ("Netcruise" or the "Company"), a New Jersey corporation, and yourself ("you" or the "Investor") regarding your acquisition of shares of the $.0001 par value common stock of Netcruise.

1. Subscription. The Investor agrees to purchase from Netcruise and Netcruise agrees to sell to the Investor 12,362,500 shares of the unissued common stock (the "Shares") of Netcruise as described below:

(a) for a cash purchase price of $1,897,500, the Investor is purchasing a total of 9,487,500 Shares;

                  (b) for a purchase price consisting of your separate agreement to convert into Shares the Netcruise debt owed to you by reason of your advance of $50,000 to Netcruise on February 4, 2000 (the "Investor Advance"), the Investor is purchasing a total of 250,000 Shares; and

                  (c) for a purchase price consisting of your separate agreement to convert into Shares $325,000 of outstanding Netcruise debt held by you reflected in four (4) Netcruise 8% secured convertible promissory notes; two (2) in the face amount of $100,000 each dated November 4, 1999 and December 6, 1999, one (1) in the face amount of $50,000 dated January 7, 2000 and one (1) in the face amount of $75,000 dated January 21, 2000 (collectively the "Investor Debt"), the Investor is purchasing a total of 2,625,000 Shares.

         The Investor agrees to immediately instruct his bank to make an electronic transfer, as instructed by the Company, of $1,897,500 into the IOLA escrow account of Scheichet & Davis, P.C., as attorneys for the Company, and hereby tenders to the Company debt conversion agreements dated this date for the $50,000 Investor Advance and the $325,000 of Investor Debt in full payment for the 12,362,500 Shares being acquired hereby.

2. Representations, Warranties and Covenants of Subscriber. The Investor hereby acknowledges, represents, warrants, covenants and agrees as follows:


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                  (a) the  Investor has been  furnished  with full access to the books, records and reports of the Company, including but not limited to all of the Company's SEC Form 10-KSB, 10- QSB and 8-K reports and all documents filed by the Company or any insider with the SEC, and any documents which may have been made available upon request (collectively referred to as "additional materials");

                  (b) the Investor has been given the opportunity to ask questions of and receive answers from the Company's officers, directors and independent accountants concerning matters pertaining to an investment in the Company and has been given the opportunity to obtain such information necessary to verify the accuracy of information that was otherwise provided in order for him to evaluate the merits and risks of a purchase of Shares to the extent the Company possesses such information or can acquire it without unreasonable effort or expense and has not been furnished any offering literature except as mentioned herein;

(c) the Investor has not been furnished with any oral representation in connection with the Shares;

                  (d) the Investor has determined that the Shares are a suitable investment in view of its presently anticipated financial needs and that he could bear a loss of his investment at this time and for the foreseeable future;

                  (e) with the exception of his reliance on any information provided to him by the Company as part of a due diligence examination of the Company for purposes of reaching his decision as to whether or not to invest in the Company, the Investor is not relying on the Company, its officers, directors, employees, agents, investment bankers or attorneys, with respect to individual tax and other legal or economic considerations involved in this investment. The Investor has relied on his knowledge and experience and that of his legal and economic advisors with regard to the tax and other legal or economic considerations involved in this transaction. The Investor is capable of evaluating the merits and risks of this investment;

                  (f) the Investor will not sell or otherwise transfer the Shares without registration under the Securities Act of 1933 (the "Securities Act") and appropriate state securities ("Blue Sky") laws or the availability of appropriate exemptions therefrom and fully understands and agrees that he must bear the economic risks of his purchase for an indefinite period of time because, among other reasons, the Shares have not been registered under the Securities Act or under the Blue Sky laws of any state and, therefore, cannot be resold, pledged, assigned, hypothecated or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable Blue Sky laws or pursuant to available exemptions from such registration. The Investor also understands that neither the Company nor any other person is under any obligation to register the Shares on his behalf or to assist him in complying with any exemption from registration under the Securities Act or Blue Sky laws;

(g) the Investor is a citizen and a resident of the United States and New York State;

                  (h) the  Investor is an  "accredited  investor"  as defined in
Section 2(15) of the Securities Act of 1933, as amended, and Regulation D promulgated by the United States Securities and Exchange Commission thereunder;

(i) the Shares the Investor is subscribing for will be acquired solely for the account of the Investor for investment purposes only and are not being purchased for any distribution,



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subdivision  or  fractionalization   thereof;  the  Investor  has  no  contract,
undertaking agreement or arrangement with any person to sell, transfer or pledge any Shares to such person or anyone else and has no present plan to enter into any such contract, undertaking, agreement or arrangement;

                  (j) the Investor has furnished the Company with information about the Investor and such information is correct and complete as of this date. If there should be any material change in such information, the Investor will immediately furnish such revised or corrected information to the Company; and

                  (k) he has made the foregoing representations, warranties, covenants and agreements knowing that they shall survive his purchase of Shares.

3. Representations, Warranties and Covenants of the Company. The Company hereby acknowledges, represents, warrants, covenants and agrees as follows:

                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and has all requisite power and authority to own, lease and operate its properties, carry on its business as now being conducted, enter into this Subscription Agreement and consummate the transactions contemplated hereby. The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company and this Agreement is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms. Neither the execution and delivery by the Company of this Agreement nor the consummation of the transactions contemplated hereby will conflict with or result in a breach of any provision of its Certificate of Incorporation or By-Laws or result in a material default under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement, judgment, court order, restraint, lien or other instrument or obligation to which the Company is a party or by which the Company or its assets or properties may be bound.

                  (b) The Company has furnished the Investor with information about the Company and such information is correct and complete as of the date of this Subscription Agreement. If there should be any material change in such information, the Company will immediately furnish such revised or corrected information to the Investor.

                  (c) The Company has made the foregoing representations, warranties, covenants and agreements knowing that they shall survive the Investor's purchase of the Shares.

4. Investor Awareness. The Investor acknowledges his complete understanding of the following facts:

                  (a) No federal or state agency has passed upon the investment quality of the Shares or made any finding or determination as to the fairness, merits or risks of any investment in them.

(b) There are substantial risks of loss of the investment incident to the purchase of Shares.

                  (c) The Shares have not been registered under the Securities Act or any Blue Sky laws and must be held indefinitely unless they are subsequently so registered or exemptions from such registration are available. The Investor has no right to require that the Shares be registered under the



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Securities  Act or any  Blue  Sky laws and the  Shares  cannot  be sold  without registration or other compliance with the Securities Act and applicable Blue Sky laws. In summary, the Investor understands that the Shares have not been registered under the securities laws of any jurisdiction, that no one has any obligation to register them and that all Shares purchased by him may not be transferred unless they are registered, or an exemption from such registration is otherwise available.

5. Modification. Neither this Agreement nor any provision hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

         6. Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address, or (c) delivered by fax transmission to a fax number provided by such person (who confirms receipt thereof). The addresses and fax numbers for the delivery of notices are as follows:

         If to the Company:         netcruise.com, inc.
                                    2401 Morris Avenue
                                    Union, NJ  07083
                                    Tel: 908-810-8767
                                    Fax: 908-810-8769

         with a copy to:            William J. Davis, Esq.
                                    Scheichet & Davis, P.C.
                                    505 Park Avenue - 20th Floor
                                    New York, NY 10022
                                    Tel. (212) 688-3200
                                    Fax:  (212) 371-7634

         If to the Investor:        Joseph Perri
                                    10 Whitwell Place
                                    Staten Island, NY 10304

         with a copy to:            Stephen Goldman, Esq.
                                    2013 O Street, NW
                                    Washington, DC 20036
                                    Tel: (202) 293-2554
                                    Fax:  (202) 293-2556

7. Counterparts. This Subscription Agreement may be executed in any number of counterparts and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties.

         8. Binding Effect. Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the covenants, agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person.



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         9. Entire Agreement.  This instrument,  the Anti-Dilution Agreement and the UIT Contingency Agreement between the Investor and Netcruise dated this date contain the entire agreement of the parties and there are no representations, warranties, covenants or other agreements, except as stated or referred to herein and therein.

         10. Benefit and Transfer or Assignment. Except as provided otherwise herein, this Subscription Agreement is not transferable or assignable by the undersigned without the written consent of the Company, which consent shall not be unreasonably withheld. No such written consent shall be required for a transfer or assignment by the Investor of his rights or interests under this Subscription Agreement to a corporation or limited liability company in which the Investor owns, directly or indirectly, more than 50% of the capital stock and in which all other shareholders are accredited investors.

11. Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to that state's conflicts of laws provisions.

Investor:                                      Company: netcruise.com, inc

/s/ Joseph Perri                               By: /s/ Larry E. Burk, President
    ------------                                   ------------------------

                                               Attest:
                                                  /s/ John H. Wasko, Secretary



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